Exhibit (h)(1)

                                                                      ST&B DRAFT
                                                                        04/21/97


                               [1,200,000] Shares

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

                         ___% Cumulative Preferred Stock

                      Liquidation Preference $25 Per Share

                             UNDERWRITING AGREEMENT

                                                                    May __, 1997

SMITH BARNEY INC.
GABELLI & COMPANY, INC.

         As Representatives of the Several Underwriters

c/o SMITH BARNEY INC.
      388 Greenwich Street
      New York, New York 10013

Dear Sirs:

                  The Gabelli Convertible Securities Fund, Inc., a Maryland corporation (the "Fund"), proposes, upon the terms and conditions set forth herein, to issue and sell an aggregate of [1,200,000] shares (the "Shares") of its ___% cumulative preferred stock, liquidation preference $25 per share, $0.001 par value per share (the "Cumulative Preferred Stock"), to the several Underwriters named in Schedule I hereto. The Cumulative Preferred Stock will be authorized by, and subject to the terms and conditions of, the Articles Supplementary to be adopted in connection with the issuance of the Cumulative Preferred Stock (the "Articles Supplementary").

                  The Fund and its investment adviser, Gabelli Funds, Inc., a New York corporation (the "Adviser"), wish to confirm as follows their agreement with you (the "Representatives") and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Shares by the Underwriters.

                  The Fund has entered into an investment advisory agreement dated ____________ with the Adviser, a custodian agreement dated _______________ with State Street Bank and Trust Company, a Massachusetts corporation, and a transfer agency agreement dated _______________ with State Street Bank and Trust Company. Such agreements are hereinafter referred to as the "Investment Advisory Agreement", the "Custodian Agreement" and the "Transfer Agency Agreement", respectively. Collectively, the Investment Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement are hereinafter referred to as the "Fund Agreements". This Underwriting Agreement is hereinafter referred to as the "Agreement".

                  1. Registration Statement and Prospectus. The Fund has prepared in conformity with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and, together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File No. 333-______) under the 1933 Act and the 1940 Act (the "registration statement"), including a prospectus relating to the Shares, and has filed the registration statement and prospectus in accordance with the 1933 Act and 1940 Act. The Fund also has filed a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented at the time it became effective, prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If the Fund has filed an abbreviated registration statement to register an additional amount of Shares pursuant to Rule 462(b) under the 1933 Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall include such Rule 462 Registrations Statement. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement or, if the prospectus and statement of additional information included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act Rules and Regulations and such information is included in a prospectus and statement of additional information filed with the Commission pursuant to Rule 497(h) under the 1933 Act, the term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement as supplemented by the addition of the information contained in the prospectus filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the forms included in the registration statement at the time of filing of amendment No. 1 to the registration statement with the Commission on May ___, 1997 and as such prospectus and statement of additional information shall have been amended form time to time prior to the date of the Prospectus, together with any other prospectus and statement of additional information relating to the Fund other than the Prospectus, approved in writing by or directly or indirectly prepared by the Fund or the Adviser. It being understood that the definition of Prepricing Prospectus above shall not include any Prepricing Prospectus prepared by any Underwriter unless approved in writing by the Fund or Adviser. The terms "Registration Statement", "Prospectus" and "Prepricing Prospectus" shall also include any financial statements incorporated by reference therein.

                  The Fund has furnished the Representatives with copies of such registration statement, each amendment to such registration statement filed with the Commission and each Prepricing Prospectus.

                  2. Agreements to Sell and Purchase. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Fund and the Adviser herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price of $_____ per Share, the number of Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Shares increased as set forth in Section 11 hereof).

                  3. Terms of Public Offering. The Fund and the Adviser have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

                  4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of and payment for the Shares shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 10:00 A.M., New York City time, on May __, 1997 (the "Closing Date"). The place of closing for the Shares and the Closing Date may be varied by agreement between you and the Fund.

                  Certificates for the Shares shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date. The certificates evidencing the Shares shall be delivered to you on the Closing Date against payment of the purchase price therefor in immediately available funds.

                  5. Agreements of the Fund and the Adviser. The Fund and the Adviser, jointly and severally, agree with the several
Underwriters as follows:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Fund will endeavor to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective.

                  (b) The Fund will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purposes, (iii) of receipt by the Fund, the Adviser, any affiliate of the Fund or the Adviser or any representative or attorney of the Fund or the Adviser of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund (if such communication relating to the Fund is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as hereinafter defined) (or any amendment or supplement to any of the of foregoing), this Agreement or any of the Fund Agreements and (iv) within the period of time referred to in paragraph
(f) below, of any material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Adviser or of the happening of any event which makes any statement of a material fact made in the Registration Statement, the Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus, any

Prepricing Prospectus or any sales materials (as herein defined) (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regularity or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

                  (c) The Fund will furnish to you, without charge, three signed copies of the registration statement and the 1940 Act Notification as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may request.

                  (d) The Fund will not (i) (A) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus, or any sales material (as hereinafter defined) of which you shall not previously have been advised or to which you shall object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required by the 1933 Act to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

                  (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

                  (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales by any Underwriter or dealer, the Fund will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Fund consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the 1933 Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other federal law, rule or regulation, or any state securities or blue sky disclosure laws, rules or regulations, the Fund will forthwith prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriters and dealers, without charge, a reasonable number of copies thereof. In the event that the Fund and you, as Representatives of the several Underwriters, agree that the Registration Statement or the Prospectus should be amended or supplemented, the Fund, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                  (g) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the state securities or blue sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

                  (h) The Fund will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the 1933 Act Rules and Regulations.

                  (i) During the period of five years hereafter, the Fund will furnish to you (i) as soon as available, a copy of each report of the Fund mailed to stockholders or filed with the Commission or furnished to the New York Stock Exchange (the "NYSE"), and (ii) from time to time such other information concerning the Fund as you may request.

                  (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 11 hereof or by notice given by you terminating this Agreement pursuant to Section 11 or Section 12 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Fund or the Adviser to comply with the terms or fulfill any of the conditions of this Agreement, the Fund and the Adviser, jointly and severally, agree to reimburse the Representatives for all out-of-pocket expenses (including fees and expenses of (i) counsel for the Underwriters and (ii) Financial Products Group, Inc.) incurred by you in connection herewith.

                  (k) The Fund will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectus and in such a manner as to comply with the investment objective, policies and restrictions of the Fund as described in the Prospectus.

                  (l) The Fund will timely file the requisite copies of the Prospectus with the Commission pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will timely file the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise you of the time and manner of such filing.

                  (m) Except as provided in this Agreement, the Fund will not sell, contract to sell, or otherwise dispose of any senior securities of the Fund, or grant any options or warrants to purchase senior securities of the Fund, for a period of 180 days after the date of the Prospectus, without the prior written consent of Smith Barney Inc.

                  (n) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, neither the Fund nor the Adviser has taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares; it being understood that the Underwriters include certain affiliates of the Adviser and that stabilization or other activity by the Representatives on behalf of the Underwriters shall not be deemed to be violative of this representation.

                  (o) The Fund will use its best efforts to have the Shares listed, subject to notice of issuance, on the NYSE concurrently with the effectiveness of the registration statement and to comply with the rules and regulations of such exchange.

                  (p) The Fund will use its best efforts to cause the Cumulative Preferred Stock, prior to the Closing Date, to be assigned a rating of "AAA" by [Standard & Poor's Ratings Group] (the "Rating Agency").

                  (q) The Fund and the Adviser will use their best efforts to perform all of the agreements required of them and discharge all conditions to closing as set forth in this Agreement.

                  6. Representations and Warranties of the Fund and the Adviser. The Fund and the Adviser, jointly and severally, represent and warrant to each Underwriter that:

                  (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

                  (b) The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the

Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Fund in writing by or on behalf of any Underwriter through you expressly for use therein.

                  (c) All the outstanding shares of Common Stock of the Fund have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them); and the capital stock of the Fund conforms to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

                  (d) The Fund is a corporation duly organized and validly existing in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund; and the Fund has no subsidiaries.

                  (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

                  (f) The Fund is not in violation of its articles of incorporation or by-laws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Fund, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound.

                  (g) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles of incorporation, including the Articles Supplementary, or bylaws, or other organizational documents, of the Fund or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject. The Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

                  (h) The accountants, Price Waterhouse LLP, who have certified or shall certify the financial statements included in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) are independent public accountants as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

                  (i) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), present fairly the financial position, results of operations and changes in financial position of the Fund on the basis stated or incorporated by reference in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Fund.

                  (j) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund, and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

                  (k) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Fund has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Fund, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Fund, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund, whether or not arising in the ordinary course of business.

                  (l) The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

                  (m) The Fund has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto), subject to such qualifications as may be set forth in the Prospectus; the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, except as described in the

Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

                  (n) The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (o) To the Fund's knowledge, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  (p) The Fund has filed all tax returns required to be filed, which returns are complete and correct, and the Fund is not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

                  (q) No holder of any security of the Fund has any right to require registration of shares of common stock, Cumulative Preferred Stock or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

                  (r) The Fund, subject to the registration statement having been declared effective and the filing of the Prospectus under Rule 497 under the Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

                  (s) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

                  (t) The Fund is registered under the 1940 Act as a closed-end diversified management investment company and the 1940

Act Notification has been duly filed with the Commission and, at the time of filing thereof and any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations. The Fund is, and at all times through the completion of the transactions contemplated hereby, will be, in compliance in all material respects with the terms and conditions of the 1933 Act and the 1940 Act. No person is serving or acting as an officer, director or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

                  (u) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

                  (v) The Fund has filed in a timely manner each document or report required to be filed by it pursuant to the 1934 Act and the rules and regulations of Commission promulgated thereunder (the "1934 Act Rules and Regulations"); each such document or report at the time it was filed conformed to the requirements of the 1934 Act and the 1934 Act Rules and Regulations; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (w) All advertising, sales literature or other promotional material (including "prospectus wrappers," "broker kits," "road show slides" and "road show scripts") authorized in writing by or directly or indirectly prepared by the Fund or the Adviser for use in connection with the offering and sale of the Shares (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and no such sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (x) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act the Advisers Act Rules and Regulations.

                  (y) The Shares have been duly approved for listing upon notice of issuance on the NYSE and the Fund's registration statement on Form 8-A under the 1934 Act has become effective.

                  (z) The Shares have been, or prior to the Closing Date will be, assigned a rating of "AAA" by the Rating Agency.

                  (ab) At all times since its inception, as required by Subchapter M of the Code, the Fund has complied with the requirements to qualify as a regulated investment company under the Code.

                  7. Representations and Warranties of the Adviser. The Adviser represents and warrants to each Underwriter as follows:

                  (a) The Adviser is a corporation duly organized and validly existing in good standing under the laws of the State of New York, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser and its subsidiaries, taken as a whole, or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

                  (b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Investment Advisory Agreement for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto). There does not exist any proceeding or any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission.

                  (c) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser, or to which the Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser and its subsidiaries, taken as a whole, or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

                  (d) Neither the execution, delivery or performance of this Agreement or the Investment Advisory Agreement by the Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby
(A) requires the Adviser to obtain any consent, approval, authorization or other order of or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate of incorporation or by-laws, or other organizational documents, of the Adviser or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject. The Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

                  (e) The execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and the Investment Advisory Agreement have been duly and validly authorized by the Adviser, and this Agreement and the Investment Advisory Agreement have been duly executed and delivered by the Adviser and each constitutes the valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

                  (f) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Investment Advisory Agreement.

                  (g) The description of the Adviser in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (h) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Adviser has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Adviser and its subsidiaries, taken as a whole, and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, or which, in each case, could have a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement.

                  (i) The Adviser has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus (and any amendment thereto); the Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Adviser under any such permit; and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Adviser.

                  (j) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), the Adviser has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities issued by the Fund to facilitate the sale or resale of the Shares, and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser; it being understood that the Underwriters include certain affiliates of the Adviser and that stabilization or other activity by the Representatives on behalf of the Underwriters shall not be deemed to be violative of this representation.

                  (k) This Agreement and the Investment Advisory Agreement comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

                  (l) Mario J. Gabelli is the validly appointed Chairman, President, Chief Executive Officer and Director of the Adviser and the portfolio manager of the Fund; Mr. Gabelli has not given notice nor made known an intention to give notice of termination of his employment and the Adviser knows of no reason why Mr. Gabelli should be unable to serve as portfolio manager to the Fund.

                  8. Indemnification and Contribution. (a) The Fund and the Adviser, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses, joint and several (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Fund by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Fund or the Adviser may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund or the Adviser, such Underwriter or such controlling person shall promptly notify the Fund or the Adviser, and the Fund or the Adviser shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless
(i) the Fund or the Adviser has agreed in writing to pay such fees and expenses,
(ii) the Fund and the Adviser have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Fund or the Adviser and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund or the Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Fund and the Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Fund and the Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Adviser agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund and the Adviser, their directors, any officers who sign the Registration Statement, and any person who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Adviser to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Fund or the Adviser, any of their directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Fund and the Adviser by paragraph (b) above (except that if the Fund or the Adviser shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Fund and the Adviser, their directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

                  (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Fund, the Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective numbers of Shares set forth opposite their names in Schedule I hereto (or such numbers of Shares increased as set forth in Section 11 hereof) and not joint.

                  (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                  (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Fund and the Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Adviser, their directors or officers, or any person controlling the Fund or the Adviser, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Fund, the Adviser, their directors or officers, or any person controlling the Fund or the Adviser, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 8.

                  9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Shares hereunder are subject to the following conditions:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for those purposes shall have been instituted or, to the knowledge of the Fund, the Adviser or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, prospects, properties, net assets, or results of operations of the Fund or the Adviser and its subsidiaries, taken as a whole, not contemplated by the Prospectus, which in your opinion, as Representatives of the several Underwriters, would materially, adversely affect the market for the Shares, or
(ii) any event or development relating to or involving the Fund or the Adviser or any officer or director of the Fund or the Adviser which makes any statement made in the Prospectus untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially adversely affect the market for the Shares.

                  (c) The Fund shall have furnished to you and to the Rating Agency, a report showing compliance with the asset coverage requirements of the 1940 Act, a Base Amount Report (as defined in the Prospectus) and a letter from Price Waterhouse LLP regarding the accuracy of the calculations made by the Fund in such reports, each dated the Closing Date and in form and substance satisfactory to the Rating Agency and to you.

                  (d) You shall have received on the Closing Date, an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Fund, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                           (i) The Fund is a corporation duly incorporated and
validly existing in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund; and the Fund has no subsidiaries;

                           (ii) The authorized and outstanding capital stock of
the Fund is as set forth under the caption "Capitalization" in the Prospectus; and the authorized capital stock of the Fund conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock and Other Securities";

                           (iii) All the shares of capital stock of the Fund
outstanding prior to the issuance of the Shares have been duly authorized and validly issued, and are fully paid and nonassessable;

                           (iv) The Shares have been duly authorized and, when
issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive, or to the best knowledge of such counsel after reasonable inquiry, similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Fund, and will conform to the description thereof contained in the Prospectus under the caption "Description of Cumulative Preferred Stock";

                           (v) The form of certificates for the Shares conforms
to the requirements of the General Corporation Law of Maryland;

                           (vi) The Registration Statement and all
post-effective amendments, if any, have become effective under the 1933 Act and, to the best knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement or order pursuant to
Section 8(e) of the 1940 Act has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 497 has been made in accordance with Rule 497;

                           (vii) The Fund has corporate power and authority to
enter into this Agreement and each of the Fund Agreements and to issue, sell and deliver the Shares to the Underwriters as provided herein, and this Agreement and each of the Fund Agreements have been duly authorized, executed and delivered by the Fund and each is a valid, legal and binding agreement of the Fund, enforceable against the Fund in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Fund's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                           (viii) The Fund is not in violation of its articles
of incorporation, including the Articles Supplementary, or bylaws, or other organizational documents, and to the best knowledge of such counsel after reasonable inquiry, is not in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectus;

                           (ix) Neither the offer, sale or delivery of the
Shares, the execution, delivery or performance of this Agreement and the Fund Agreements by the Fund, compliance by the Fund with the provisions hereof or thereof nor consummation by the Fund of the transactions contemplated hereby and the Fund Agreements conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles of incorporation, including the Articles Supplementary, or bylaws, or other organizational documents, of the Fund or any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties is bound that is an exhibit to the Registration Statement, or is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities or blue sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Fund or any of its properties;

                           (x) No consent, approval, authorization or other
order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Fund (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement) for the valid issuance and sale of the Shares to the Underwriters as contemplated by this Agreement, the execution, delivery and performance of this Agreement and the Fund Agreements or the consummation of the transactions contemplated hereby and thereby;

                           (xi) The 1940 Act Notification, the Registration
Statement, the Prospectus and the Fund's Registration Statement on Form 8-A under the 1934 Act and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the 1933 Act, the 1940 Act, the Rules and Regulations, the 1934 Act and the rules and regulations promulgated thereunder;

                           (xii) To the best knowledge of such counsel after
reasonable inquiry, (A) other than as described or contemplated in the Registration Statement or Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Fund, or to which the Fund or any of its properties is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement to either of them) and (B) there are no agreements, contracts, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

                           (xiii) To the best knowledge of such counsel after
reasonable inquiry, the Fund is not in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of any court or governmental agency or body having jurisdiction over the Fund;

                           (xiv) The statements in the Registration Statement
and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

                           (xv) Each of this Agreement and the Fund Agreements
complies as to form in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;

                           (xvi) The Fund is duly registered with the Commission
under the 1940 Act as a closed-end diversified management investment company; the provisions of the Fund's articles of incorporation, including the Articles Supplementary, and by-laws comply as to form in all material respects with the applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations, the provisions of the Fund's articles of incorporation, including the Articles Supplementary, and by-laws and the investment policies and restrictions described in the Registration Statement and the Prospectus under the captions "Investment Objective and Policies" and "Investment Restrictions" (in both the Prospectus and the statement of additional information) comply in all material respects with the requirements of the 1940 Act, and all action has been taken by the Fund as is required of the Fund by the 1933 Act and the 1940 Act and the Rules and Regulations in connection with the issuance and sale of the Shares to make the public offering and consummate the sale of the Shares as contemplated by this Agreement;

                           (xvii) The Shares are duly authorized for listing,
subject to official notice of issuance, on the NYSE and the Fund's registration statement on Form 8-A under the 1934 Act is effective;

                           (xviii) The Fund has full corporate power and
authority, and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a material adverse effect on the business, properties, operations or financial condition of the
Fund), to own its properties and to conduct business as now being conducted, as described in the Prospectus;

                           (xix) Except as described in the Prospectus, there
are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of capital stock of the Fund or any security convertible into or exchangeable or exercisable for capital stock of the Fund;

                           (xx) Except as described in the Prospectus, there is
no holder of any security of the Fund or any other person who has the right, contractual or otherwise, to cause the Fund to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Shares or the right to have any securities of the Fund included in the registration statement or the right, as a result of the filing of the registration statement, to require registration under the 1933 Act of any securities of the Fund;

                           (xxi) All sales material complied and comply in all
material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD;

                           (xxii) At all times since its inception, as required
by Subchapter M of the Code, the Fund has complied with the requirements to qualify as a regulated investment company under the Code; and

                           (xxiii) Although counsel has not undertaken, except
as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement at the time the Registration Statement became effective, or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

                  In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Fund as to laws of any jurisdiction other than the United States or the State of New York, provided that (1) each such local counsel is acceptable to the Representatives, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance satisfactory to them and their counsel, and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

                  (e) You shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Adviser, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                           (i) The Adviser is a corporation duly incorporated
and validly existing in good standing under the laws of the State of New York with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser and its subsidiaries, taken as a whole, or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement;

                           (ii) The Adviser is duly registered with the
Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Investment Advisory Agreement for the Fund as contemplated by the Prospectus (or any amendment or supplement thereto);

                           (iii) The Adviser has corporate power and authority
to enter into this Agreement and the Investment Advisory Agreement, and this Agreement and the Investment Advisory Agreement have been duly authorized, executed and delivered by the Adviser and each is a valid, legal and binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Adviser's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                           (iv) Neither the execution, delivery or performance
of this Agreement or the Investment Advisory Agreement by the Adviser, compliance by the Adviser with the provisions hereof or thereof nor consummation by the Adviser of the transactions contemplated hereby and the Investment Advisory Agreement conflicts or will conflict with, or constitutes or will constitute a breach of or default under, the articles of incorporation or by-laws, or other organizational documents, of the Adviser or any agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties is bound that is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser, nor will any such action result in any violation of any existing law, regulation, ruling, judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Adviser or any of its properties;

                           (v) No consent, approval, authorization or other
order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement and the Fund Agreements or the consummation of the transactions contemplated hereby and thereby;

                           (vi) To the best knowledge of such counsel after
reasonable inquiry, there are no legal or governmental proceedings pending or threatened against the Adviser or to which the Adviser or any of its properties is subject, which are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or may reasonably be expected to include a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser and its subsidiaries, taken as a whole, or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement;

                           (vii) Each of this Agreement and the Investment
Advisory Agreement complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

                           (viii) The Adviser has full corporate power and
authority, and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a material adverse effect on the business, properties, operations or financial condition of the Adviser and its subsidiaries, taken as a whole), to own its properties and to conduct business as now being conducted, as described in the Prospectus, and to perform its obligations under the Investment Advisory Agreement; and

                           (ix) Although counsel has not undertaken, except as
otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement at the time the Registration Statement became effective, or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

                  In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Fund as to laws of any jurisdiction other than the United States or the State of New York, provided that (1) each such local counsel is acceptable to the Representatives, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance satisfactory to them and their counsel, and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

                  (f) You shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, with respect to such matters as the Underwriters may reasonably request.

                  (g) You shall have received letters addressed to you, as Representatives of the several Underwriters, and dated the date hereof and the Closing Date from Price Waterhouse LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

                  (h) (i) No order suspending the effectiveness of the registration statement or the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Adviser or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, any Underwriter, may be pending before or, to the knowledge of the Fund, the Adviser or any Underwriter or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Representatives; (ii) there shall not have been any change in the capital stock of the Fund nor any material increase in the short-term or long-term debt of the Fund (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or Supplement thereto); (iii) there shall not have been, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Adviser; (iv) the Fund shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Fund, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement to either of them); and (v) all the representations and warranties of the Fund and the Adviser contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of each of the Fund and the Adviser (or such other officers as are acceptable to you), to the effect set forth in this Section 9(h) and in
Section 9(i) hereof.

                  (i) That neither the Fund nor the Adviser shall have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (j) The Fund shall have delivered and you shall have received evidence satisfactory to you that the shares of Cumulative Preferred Stock are rated at least "AAA" by the Rating Agency as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the shares of Cumulative Preferred Stock by the Rating Agency.

                  (k) The Shares shall have been listed or approved for listing upon notice of issuance on the NYSE.

                  (l) The Fund and the Adviser shall have furnished or caused to be furnished to you such further certificates and documents as you shall have requested.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

                  Any certificate or document signed by any officer of the Fund or the Adviser and delivered to you, as Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Fund or the Adviser to each Underwriter as to the statements made therein.

                  10. Expenses. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the 1940 Act Notification, the Prospectus and each amendment or supplement to any of them (including, without limitation, the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations); (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Prepricing Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares;
(iv) the printing (or reproduction) and delivery of this Agreement, any dealer agreements, the preliminary and supplemental blue sky memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Shares under the Exchange Act and the listing of the Shares on the New York Stock Exchange; (vi) the registration or qualification of the Shares for offer and sale under the state securities or blue sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental blue sky memoranda and such registration and qualification); (vii) fees paid to the Rating Agency; (viii) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Shares; and (ix) the fees and expenses of the Fund's accountants and the fees and expenses of counsel (including local and special counsel) for the Fund and of the transfer agent.

                  Except as provided in this Section 10, the Underwriters agree to pay their own costs and expenses of the underwriting, including the fees and expenses of (i) their counsel and (ii) Financial Products Group, Inc.

                  11. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Fund, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Fund.

                  If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc., to purchase the Shares which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Fund for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Fund. In any such case which does not result in termination of this Agreement, either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Fund, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

                  Any notice under this Section 11 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

                  12. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Fund or the Adviser, by notice to the Fund or the Adviser, if prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited,

(ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Fund by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

                  13. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first, third and fifth paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 8 hereof.

                  14. Miscellaneous. Except as otherwise provided in Sections 5, 11 and 12 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Fund or the Adviser, at the office of the Fund at One Corporate Center, Rye, New York 10580-1434, Attention:
[insert name and title]; or (ii) if to you, as Representatives of the several Underwriters, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Adviser, Investment Banking Division.

                  This Agreement has been and is made solely for the benefit of the several Underwriters, the Fund, the Adviser, their directors and officers, and the other controlling persons referred to in Section 8 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

                  15. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                  Please confirm that the foregoing correctly sets forth the agreement between the Fund and the several Underwriters.


                                                Very truly yours,


                                                THE GABELLI CONVERTIBLE
                                                 SECURITIES FUND, INC.


                                                By
                                                   ----------------------------


                                                GABELLI FUNDS, INC.



                                                By
                                                   ----------------------------


Confirmed as of the date first above
mentioned on behalf of themselves and the other several Underwriters named in Schedule
I hereto.

SMITH BARNEY INC.
GABELLI & COMPANY, INC.


As Representatives of the Several Underwriters


By SMITH BARNEY INC.



By
   ----------------------------
    Managing Director

                                   SCHEDULE I


                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

                                                                         Number of
                           Underwriter                                    Shares
                           -----------                                    ------
Smith Barney Inc.................................................

Gabelli & Company, Inc...........................................
                                                                        -----------
Total............................................................       [1,200,000]
                                                                        -----------